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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 25, 2004

ZEOLITE MINING CORPORATION
 (Exact name of registrant as specified in its charter)

NEVADA	000-50120	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

2272 W. Seventh Avenue, Suite 318
Vancouver, British Columbia V6K 1Y2
 (Address of principal executive offices and Zip Code)

(604) 731-7040
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

Zeolite Mining Corporation (OTCBB:ZEOM) today announced that the Company acquired 100% of the shares of Global National Communications Corp, a corporation organized under the laws of the British Virgin Islands, whose wholly owned subsidiary is Shenzhen Guonuo Industrial Company Ltd., a Peoples Republic of China ("PRC") company.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 26th day of August, 2004.

ZEOLITE MINING CORPORATION

BY:	/s/ Alan Brandys
Alan Brandys, President, Principal Executive Officer,
Treasurer, Principal Financial Officer and a member of
the Board of Directors.